UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

LOJACK CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08439	04-2664794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pequot Way, Canton, Massachusetts	02021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 302-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger. On February 1, 2016, LoJack Corporation, a Massachusetts corporation (“LoJack”), CalAmp Corp., a Delaware corporation (“CalAmp”), and Lexus Acquisition Sub, Inc., a Massachusetts corporation and a direct wholly-owned subsidiary of CalAmp (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Purchaser will conduct a cash tender offer (the “Offer”) for all of LoJack’s shares of common stock (the “Shares”), at a purchase price per Share of $6.45, net to the seller thereof in cash (the “Offer Price”). The Merger Agreement has been unanimously approved by the boards of directors of LoJack and CalAmp.

The Offer will remain open for a minimum of 20 business days from commencement, subject to possible extension on the terms set forth in the Merger Agreement. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into LoJack (the “Merger”) and the separate corporate existence of Purchaser will cease at that time (the “Effective Time”), and LoJack will continue as the surviving corporation and a wholly-owned subsidiary of CalAmp. At the Effective Time, each Share not tendered into the Offer will be cancelled and automatically converted into the right to receive an amount in cash equal to the Offer Price.

Depending upon the number of Shares held by Purchaser after the time at which Purchaser accepts for payment all Shares validly tendered into the Offer and not properly withdrawn prior to the expiration of the Offer (the “Acceptance Time”), approval of the Merger Agreement by LoJack’s shareholders may not be required. If, after the Acceptance Time, Purchaser owns at least 90% of the outstanding Shares, the parties will take such action to cause the Merger to become effective as soon as practicable after the Acceptance Time in accordance with the short-form merger provisions under Massachusetts law, without the approval of the Merger Agreement by LoJack’s shareholders. In addition, subject to the terms of the Merger Agreement, LoJack has granted Purchaser an irrevocable option (the “Top-Up Option”), exercisable after the Acceptance Time and only if, after giving effect to the exercise of the Top-Up Option, Purchaser would own in the aggregate Shares sufficient to satisfy the short-form merger provisions under Massachusetts law and the number of Shares to be issued under the Top-Up Option does not exceed the number of authorized and unissued Shares available under LoJack’s Articles of Organization (and that are not subscribed for or otherwise committed to be issued).

The Offer is subject to customary conditions, including, among other things, (i) the absence of a termination of the Merger Agreement in accordance with its terms, (ii) that the number of Shares validly tendered in accordance with the terms of the Offer and not validly withdrawn, shall equal at least two-thirds of the outstanding Shares on a fully diluted basis (excluding Shares underlying equity awards that will be cancelled at the Acceptance Time as described below), (iii) that any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, shall have expired or otherwise been terminated, (iv) that no event, development or circumstance that has had or would reasonably be expected to have a material adverse effect shall have occurred and (v) no governmental authority shall have enacted any law or order which has the effect of enjoining or otherwise preventing or prohibiting the making of the Offer or the consummation of the Offer or the Merger. The Offer also is subject to other customary conditions for a transaction of this nature.

The Merger is subject to the following closing conditions: (i) Purchaser having accepted for payment all Shares validly tendered and not withdrawn in the Offer and (ii) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger. Neither the consummation of the Offer, nor the closing of the Merger, is subject to a financing contingency.

At the Acceptance Time, each outstanding option to purchase LoJack common stock, whether or not vested and exercisable, shall be cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of (A) the Offer Price over (B) the per share exercise price for such LoJack option and (ii) the total number of shares underlying such LoJack option. At the Acceptance Time, each outstanding restricted stock unit award, whether vested or unvested, shall be cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the Offer Price and (ii) the total number of Shares underlying such restricted stock unit award. At the Acceptance Time, each outstanding LoJack restricted stock award shall accelerate and become fully vested such that LoJack’s right of reacquisition or repurchase, as applicable, shall lapse in full effective immediately prior to, and contingent upon, the Acceptance Time. Each Share underlying such LoJack restricted stock awards shall be treated as an outstanding Share, including for purposes of tendering pursuant to the Offer.

The Merger Agreement contains customary representations, warranties and covenants of LoJack, CalAmp and Purchaser, including, among others, (i) covenants by LoJack to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period and (ii) representations and warranties of CalAmp as to its available cash. LoJack has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit LoJack’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions.

The Merger Agreement contains certain termination rights for both LoJack and CalAmp, and provides that, upon termination of the Merger Agreement under specified circumstances, LoJack may be required to pay CalAmp a termination fee of $4.5 million, including if LoJack accepts a superior acquisition proposal or if the LoJack board of directors effects a change of its recommendation of the Offer and the Merger to LoJack shareholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about LoJack or CalAmp or Purchaser, contains representations and warranties of each of LoJack and CalAmp and Purchaser. The assertions embodied in those representations and warranties, or such other provisions of the Merger Agreement, were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties, or other provisions, as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Indemnification Agreements. On February 1, 2016, the LoJack board of directors approved a form of indemnification agreement. The indemnification agreement clarifies the process and procedures concerning indemnification rights and obligations of the directors and LoJack included in LoJack’s Articles of Organization. The indemnification agreements provide, among other matters, that LoJack will indemnify each director to the fullest extent permitted by law, advance to such director all related expenses (subject to reimbursement if it is subsequently determined that indemnification is not permitted), and reimburse such director for expenses as a witness or in connection with a subpoena for a proceeding in which such director is not a party. The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2016, the LoJack board of directors adopted an amendment to its amended and restated By-Laws to include a new Section 6 to Article V entitled “Forum for Adjudication of Disputes” (the “By-Law Amendment”). This new Section 6 designates the Business Litigation Session of the Superior Court of Suffolk County, Massachusetts as the designated forum for (a) any derivative action or proceeding brought on behalf of LoJack, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of LoJack to LoJack or its shareholders, (c) any action asserting a claim against LoJack or any of its directors, officers or other employees arising pursuant to any provision of the Massachusetts Business Corporation Act or LoJack’s Articles of Organization or By-Laws (as either may be amended from time to time), or (d) any action asserting a claim against LoJack or any of its directors or officers or other employees governed by the internal affairs doctrine.

The foregoing description of the By-Law Amendment does not purport to be complete and is qualified in its entirety by reference to the By-Law Amendment, a copy of which is filed as Exhibit 3.1 hereto and is hereby incorporated into this report by reference.

Item 7.01.	Regulation FD Disclosure.

On February 1, 2016, LoJack and CalAmp issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 1, 2016, by and among LoJack Corporation, CalAmp Corp. and Lexus Acquisition Sub, Inc.*

3.1	Amendment to the Amended and Restated By-Laws of LoJack Corporation, adopted February 1, 2016

10.1	Form of Indemnification Agreement between LoJack Corporation and its Directors

99.1	Joint press release issued on February 1, 2016 by LoJack Corporation and CalAmp Corp. (furnished herewith)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. LoJack hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission (the “Commission”).

Additional Information

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO with the Commission and LoJack will thereafter file with the Commission a Solicitation/Recommendation Statement on Schedule 14D-9 related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. These documents (and all other offer documents filed with the Commission) will be available at no charge on the Commission’s website at www.sec.gov. In addition, copies of LoJack’s filings with the Commission may also be obtained free of charge at the “Investor Relations” section of LoJack’s website at www.lojack.com.

LOJACK’S SHAREHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER AS SUCH MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction with CalAmp and LoJack’s plans with regard to the Solicitation/Recommendation Statement and other tender offer documents. LoJack intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private

Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of LoJack, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the ability of the parties to satisfy the conditions set forth in the Merger Agreement, disruptions to LoJack’s business during the pendency of the Offer and Merger, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, changes in the automotive industry and other industries in which LoJack operates, LoJack’s ability to maintain or renew long-term customer contracts, unfavorable results of pending legal proceedings, the proposed transaction with CalAmp, and those risks set forth in LoJack’s Annual Report on Form 10-K for the year ended December 31, 2014 under “Risk Factors” and in other reports subsequently filed with the Commission. Except as may be expressly required by law, LoJack undertakes no obligation to update any forward-looking statements, which speak only as of the date of this report. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LoJack Corporation

Date: February 2, 2016	By:	/s/ José M. Oxholm
		Name:	José M. Oxholm
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 1, 2016, by and among LoJack Corporation, CalAmp Corp. and Lexus Acquisition Sub, Inc.*

3.1	Amendment to the Amended and Restated By-Laws of LoJack Corporation, adopted February 1, 2016

10.1	Form of Indemnification Agreement between LoJack Corporation and its Directors

99.1	Joint press release issued on February 1, 2016 by LoJack Corporation and CalAmp Corp. (furnished herewith)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. LoJack hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Commission.